UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

The Procter & Gamble Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The Procter & Gamble Company
Annual Meeting of Shareholders
Tuesday, October 10, 2017


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Vote by Internet or Telephone

Due to possible delays with international postal delivery and to ensure your vote is received in time, we urge you to vote online today! **Do not underestimate the value of your vote.** Regardless of how many shares you have, it is very important that you vote them. When added together, the votes of P&G's employees are significant. If you do not vote, your shares will not be voted for either P&G or Trian – unvoted shares are not counted.

Have your BLUE Voting Instruction Form handy and visit www.proxyvote.com. Your CONTROL NUMBER to vote your shares is printed in the box next to the arrow (→) on the right hand side of the BLUE Voting Instruction Form. Voting online is quick and easy. **If you have more than one account, you need to vote each account separately. Please do not vote any white Voting Instruction Forms sent to you by Trian. Only your latest vote will count.**

Stimmen Sie über das Internet oder per Telefon ab

Aufgrund möglicher Verzögerungen bei der internationalen Postzustellung und um sicherzustellen, dass Ihre Stimme rechtzeitig eingeht, möchten wir Sie dringend bitten noch heute online abzustimmen! **Unterschätzen Sie den Wert Ihrer Stimme nicht.** Es ist sehr wichtig, dass Sie abstimmen unabhängig davon, wie viele Aktien Sie besitzen. Zusammengenommen sind die Stimmen der P&G-Mitarbeiter bedeutungsvoll. Wenn Sie nicht abstimmen, werden Ihre Anteile weder für P&G noch für Trian gezählt – Anteile, die nicht zur Abstimmung kommen, werden nicht gezählt.

Halten Sie Ihre BLAUEN Abstimmungsanweisungen bereit und gehen Sie auf www.proxyvote.com. Ihre KONTROLLNUMMER zur Abstimmung für Ihre Anteile ist in dem Feld neben dem Pfeil (→) auf der rechten Seite der Abstimmungsanweisungen auf dem BLAUEN Formular gedruckt. Die Online-Abstimmung geht schnell und ist einfach. **Falls Sie mehr als einen Account haben, müssen Sie für jeden Account separat abstimmen. Falls Sie ein weißes Formular mit Abstimmungsanweisungen von Trian erhalten haben, benutzen Sie dieses bitte nicht. Nur die zuletzt von Ihnen abgegebene Stimme zählt.**

Vote por internet o por teléfono

Debido a posibles demoras en la entrega por correo internacional y para garantizar que su voto sea recibido a tiempo, ¡lo alentamos a votar en línea hoy mismo! **No subestime el valor de su voto.** Independientemente de cuántas acciones posee, es muy importante que emita su voto por ellas. Cuando se suman, los votos de los empleados de P&G son significativas. Si no vota, no se emitirán votos por sus acciones tanto para P&G como para Trian: las acciones sin votos no se cuentan.

Tenga a mano su Formulario Instructivo de Voto BLUE y visite www.proxyvote.com. Su NÚMERO DE CONTROL para votar por sus acciones está impreso en la casilla junto al asterisco (→) a la derecha del Formulario Instructivo de Voto BLUE. Votar en línea es fácil y rápido. **Si posee más de una cuenta, debe votar por cada cuenta por separado. Por favor, no vote ningún Formulario Instructivo de Voto blanco que le haya enviado Trian. Solo su último voto tendrá valor.**

互聯網或電話投票

由於國際郵遞可能產生的延誤，並確保您的投票被及時收到，我們敦促您今天通過互聯網投票！**不要低估您投票的價值。**無論您擁有多少股票，您的投票都非常重要。當加在一起時，P&G員工的投票是相當可觀的。如果您不投票，您的股份將不會為P&G或Trian投票 – 未投票股份不計數。

請將您的**藍色**投票指示表格放在手邊，並訪問www.proxyvote.com。在藍色投票指示表格右側的箭頭(→)旁邊的方框中印有您投票所需的**控制號碼**。網絡投票簡易快捷。**如果您有多個帳戶，需分別對每個帳戶進行投票。請不要使用Trian寄給您的任何白色投票指示表格。只有您最後一次的投票會被計數。**

互联网或电话投票

由于国际邮递可能产生的延误，并确保您的投票被及时收到，我们敦促您今天通过互联网投票！**不要低估了您投票的价值。**无论您拥有多少股票，您的投票都非常重要。当加在一起时，P&G公司的员工投票是非常可观的。如果您不投票，您的股份将不会为P&G 或Trian投票 – 未投票的股份不计数。

请将您的蓝色投票指示表格放在手边，并访问www.proxyvote.com。在蓝色投票指示表格右侧的箭头(→)旁边的方格中印有您投票所需的控制号码。网络投票简便快捷。**如果您有多个帐户，需分别对每个帐户进行投票。请不要使用Trian寄给您的任何白色投票指示表格。只有您最后一次的投票会被计数。**

Vote par Internet ou par téléphone En raison de retards possibles dans la livraison du courrier international et afin d’assurer que votre vote est reçu à temps, nous vous recommandons vivement de voter en ligne aujourd’hui même ! Ne sous-estimez pas la valeur de votre vote. Quel que soit le nombre d’actions dont vous êtes titulaire, il est très important d’exercer les droits de vote qui y sont attachés. Le nombre total de droits de vote détenus par les salariés de P&G est significatif. Si vous ne votez pas, les droits de vote attachés à vos actions ne seront pas exercés, ni sur P&G ni sur Trian. Il ne sera pas tenu compte des actions dont les droits de vote ne sont pas exercés. Ayez en main votre formulaire d’instructions de vote BLEU et visitez www.proxyvote.com. Votre NUMÉRO DE CONTRÔLE pour exercer vos droits de vote se trouve dans la case située tout à côté de la flèche ( ) sur la droite du Formulaire d’instructions de vote BLEU. Voter en ligne est simple et rapide. Si vous êtes titulaire de plus d’un compte, vous devez exercer vos droits de vote séparément sur chaque compte. Assurez-vous de ne pas voter au moyen de Formulaires d’instructions de vote blancs qui vous ont été envoyés par Trian. Seul l’exercice le plus récent de vos droits de vote sera pris en compte. G³osowanie przez Internet lub telefon Ze wzglêdu na mo¿liwoœæ wyst¹pienia opóŸnieñ w dorêczeniu przesy³ek miêdzynarodowych oraz w celu zapewnienia, ¿e Pañstwa g³os dotrze na czas, zalecamy, aby Pañstwo g³osowali online ju¿ dziœ! Prosimy nie lekcewa¿yæ wagi oddanego g³osu. Niezale¿nie od iloœci posiadanych przez Pañstwa akcji, bardzo wa¿na jest realizacja wynikaj¹cego z nich prawa g³osu. Po zsumowaniu, g³osy pracowników P&G s¹ znacz¹ce. Jeœli nie bêd¹ Pañstwo g³osowaæ, posiadane akcje nie bêd¹ brane pod uwagê ani przy g³osowaniu P&G ani Trian – akcje, na podstawie których nie bêdzie wykorzystane prawo g³osu nie bêd¹ podliczane. Prosimy o przygotowanie NIEBIESKIEGO formularza z instrukcj¹ g³osowania i odwiedzenie witryny www.proxyvote.com. Pañstwa NUMER KONTROLNY potrzebny do g³osowania na podstawie posiadanych akcji wydrukowany jest w polu obok strza³ki ( ) po prawej stronie NIEBIESKIEGO formularza z instrukcj¹ g³osowania. G³osowanie przez Internet jest szybkie i proste. Jeœli maj¹ Pañstwo wiêcej ni¿ jedno konto, nale¿y g³osowaæ z ka¿dego z nich osobno. Prosimy nie g³osowaæ za pomoc¹ bia³ych Formularzy z instrukcj¹ g³osowania otrzymanych od Trian. Liczyæ siê bêdzie tylko najnowszy g³os. Voto via internet o per telefono Per via di possibili ritardi nei tempi di consegna della posta internazionale e per assicurarsi che il Suo voto sia ricevuto in tempo, La esortiamo a votare online oggi stesso! Non sottovaluti l’importanza del Suo voto. Indipendentemente da quante azioni detiene, è molto importante che eserciti il Suo diritto di voto. Nel loro insieme, i voti dei dipendenti della P&G sono significativi. Se non vota, le Sue azioni non verranno contate né per P&G né per Trian – le azioni che non hanno votato non verranno conteggiate. Tenga a portata di mano il Suo Modulo di Istruzioni al Voto di colore BLU e visiti www.proxyvote.com. Il Suo NUMERO DI CONTROLLO per esercitare il diritto di voto delle Sue azioni appare nella casella accanto alla freccia ( ) sulla destra del Suo Modulo di Istruzioni al voto BLU. Votare online è semplice e rapido. Se ha più di un conto, deve votare separatamente per ciascun conto. La preghiamo di non votare utilizzando eventuali Moduli di istruzioni al Voto bianchi inviati dalla Trian. Verrà conteggiato solo il Suo voto più recente. Stemmen via internet of per telefoon Vanwege mogelijke vertragingen met de internationale postbezorging, en om er zeker van te zijn dat uw stem tijdig wordt ontvangen, raden wij u om vandaag online te stemmen! Onderschat het belang van uw stem niet. Ongeacht het aantal aandelen dat u houdt is het erg belangrijk dat u uw stem uitbrengt. Bij elkaar opgeteld brengen de stemmen van P&G-medewerkers gewicht in de schaal. Indien u uw stemrecht niet uitoefent wordt uw stem niet uitgebracht op P&G of op Trian – niet uitgebrachte stemmen tellen niet mee. Houdt uw BLAUWE steminstructieformulier bij de hand en ga naar www.proxyvote.com. U vindt het CONTROLEGETAL om met uw aandelen te stemmen in het vakje naast de pijl ( ) aan de rechterzijde van het BLAUWE steminstructieformulier. Online stemmen is snel en gemakkelijk. Als u meer dan één account hebt, moet u voor elk account afzonderlijk stemmen. Gelieve niet te stemmen met de witte steminstructieformulieren die u door Trian zijn toegestuurd. Alleen uw laatst uitgebrachte stem zal tellen.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A and form of associated BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2017 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of the Company’s Board of Directors for election at the 2017 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.pginvestor.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.